UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

The Value Equity Portfolio

The Institutional Value Equity Portfolio,

The Growth Equity Portfolio,

The Institutional Growth Equity Portfolio,

The Small Capitalization Equity Portfolio,

The Institutional Small Capitalization Equity Portfolio,

The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio,

The International Equity Portfolio,

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

(the “Equity Portfolios”)

September 5, 2013

To the Shareholders of Equity Portfolios:

A Joint Special Meeting (the “Special Meeting”) of shareholders of the Equity Portfolios of the HC Capital Trust (the “Trust”) will be held on Friday, September 30, 2013 at 10:00 a.m. (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of the Equity Portfolios will be asked to consider and vote upon important matters relating to the portfolio management services provided to them.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box, and voting for or against the proposals described in the Proxy Statement. Please note that if you are a shareholder in more than one of the Portfolios you will receive a proxy card for each Portfolio. Your proxy cards are not duplicates and you must vote separately for each Portfolio.

The Board of Trustees of the Trust unanimously recommends a vote “FOR” the approval of each proposal.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Robert J. Zion
President
HC Capital Trust

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, Pennsylvania 19428

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

of

THE VALUE EQUITY PORTFOLIO

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO

THE GROWTH EQUITY PORTFOLIO

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

THE SMALL CAPITALIZATION EQUITY PORTFOLIO

THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO

THE REAL ESTATE SECURITIES PORTFOLIO

THE COMMODITY RETURNS STRATEGY PORTFOLIO

THE INTERNATIONAL EQUITY PORTFOLIO

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

and

THE EMERGING MARKETS PORTFOLIO

(the “Equity Portfolios”)

of

HC CAPITAL TRUST

to be held on September 30, 2013

TO THE SHAREHOLDERS:

Notice is hereby given (“Notice of Meeting”) that a Joint Special Meeting (the “Special Meeting”) of the shareholders of the Equity Portfolios of the HC Capital Trust (the “Trust”) will be held on Friday, September 30, 2013, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, Pennsylvania 19428, at 10:00 a.m. (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of each of the Equity Portfolios will be asked:

To approve or disapprove portfolio management agreements between the Trust Cadence Capital Management LLC relating to the respective Equity Portfolios.

Shareholders of the Portfolios will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposals above is provided in the proxy statement attached to this Notice of Meeting.

Shareholders of record of the Portfolios at the close of business on August 28, 2013 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card. Please note that if you are a shareholder in more than one of the Portfolios you will receive a proxy card for each Portfolio. Please sign and return each proxy card.

It is important that you return your signed proxy promptly so that a quorum may be ensured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

PROXY STATEMENT

This proxy statement (“Proxy Statement”) and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The HC Capital Trust (the “Trust”). The matters discussed in this Proxy Statement relate to the eleven series of the Trust identified in the table below (each a “Portfolio” or “Equity Portfolio” and collectively, the “Equity Portfolios”).

Proxies so solicited are intended for use at a joint special meeting of shareholders of the Equity Portfolios or any adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. (Eastern Time) on September 30, 2013 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card(s) will first be mailed to shareholders on or about September 5, 2013. Only shareholders of record of one or more of the Equity Portfolios on August 28, 2013 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposals to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect to each of the proposals (the “Proposals”) and the number of shares outstanding (“Record Date Shares”) for each Portfolio as of the Record Date:

Summary of Proposals	Affected Portfolio	Record Date Shares for Affected Portfolio

Proposal 1

Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Cadence Capital Management LLC (“Cadence”).	The Value Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 2

Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and Cadence.	The Institutional Value Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 3

Approval of a portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Cadence.	The Growth Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 4

Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Cadence.	The Institutional Growth Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Summary of Proposals	Affected Portfolio	Record Date Shares for Affected Portfolio

Proposal 5

Approval of a portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and Cadence.	The Small Capitalization Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 6

Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Small Capitalization Equity Portfolio, and Cadence.	The Institutional Small Capitalization Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 7

Approval of a portfolio management agreement between the Trust, on behalf of The Real Estate Securities Portfolio, and Cadence.	The Real Estate Securities Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 8

Approval of a portfolio management agreement between the Trust, on behalf of The Commodity Returns Strategy Portfolio, and Cadence.	The Commodity Returns Strategy Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 9

Approval of two portfolio management agreements between the Trust, on behalf of The International Equity Portfolio, and Cadence.	The International Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 10

Approval of two portfolio management agreements between the Trust, on behalf of The Institutional International Equity Portfolio, and Cadence.	The Institutional International Equity Portfolio	HC Strategic Shares: HC Advisors Shares:

Proposal 11

Approval of a portfolio management agreement between the Trust, on behalf of The Emerging Markets Portfolio, and Cadence.	The Emerging Markets Portfolio	HC Strategic Shares: HC Advisors Shares:

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote. If you are a shareholder of more than one Portfolio, you will receive a proxy card for each such Portfolio. Shareholders must vote each proxy separately as each represents a separate proposal for that one Portfolio. Shareholders of each of the Equity Portfolios will vote together on the respective proposals without regard to the class of shares held. Implementation of the several proposals listed above is not contingent on the approval of all proposals; each proposal that is approved by the Affected Equity Portfolio identified in the table will be implemented without regard to whether shareholders entitled to vote on any other proposal approve such other proposal.

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of an Equity Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Equity Portfolio. Approval of each of the Proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Equity Portfolio. Under the Investment Company Act of 1940, as amended, (the “Investment Company Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Equity Portfolios are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each proposal. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposals, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. HC Capital Solutions, a separate operating division of Hirtle Callaghan & Co. LLC (the “Adviser”) serves as the primary investment adviser to the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2013 have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND.

The Trust is a diversified, open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more independent investment advisory firms (each, a “Specialist Manager”). The Equity Portfolios are each separate investment portfolios of the Trust.

Although each of the Specialist Managers is required to adhere to the investment objective, policies and restrictions of the Equity Portfolio served, each firm is also expected to do so in the context of its particular investment management style. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate portfolio assets among Specialist Managers.

The Adviser, with the oversight of the Trust’s Board of Trustees, is responsible for continuously monitoring the both the overall performance of the Portfolios and the likelihood that continuation of individual Specialist Managers is consistent with the best interests of each Portfolio and the expectations of its shareholders. Similarly, the Adviser is responsible for monitoring other investment advisory organizations and, as an integral part of the Specialist Manager selection process, providing the Board with its recommendations about changes in each Portfolio’s roster of Specialist Managers, in each case with a view to enhancing the ability of the Portfolios to achieve their overall investment objective.

The Board has approved the engagement of Cadence to serve each of the Equity Portfolios based on the recommendations of the Adviser.

Shareholder Action

Implementation of each of the proposed new agreements with Cadence (the “Proposed Agreements”) requires the approval of the shareholders of the relevant Equity Portfolio. Provided shareholder approval is obtained, the Proposed Agreements will become effective as soon as is reasonably practicable following their approval by shareholders. If one or more of the Proposed Agreements is not approved by shareholders, the Portfolio or Portfolios for which the Proposals were rejected will continue to be managed by the current Specialist Managers pursuant to the terms and conditions of the portfolio management agreements then in effect and the Board will meet to determine the best course of action. The fact that one or more of the Proposals are not approved will not affect the implementation of those Proposals that are approved.

Further Information

Information about each of the Equity Portfolios, the Proposed Agreements and a comparison of the current and proposed fee structures is set forth below under Proposals No. 1 through 11; an illustration of the impact that the new fee structures would have had on each Equity Portfolio had they been in effect during the fiscal year ended June 30, 2013, appears in Appendices A-K to this Proxy Statement. Additional information concerning Cadence is set forth in a Specialist Managers Guide in Appendix L to this Proxy Statement.

PROPOSALS NO. 1-11:

Approval of new Portfolio Management Agreements between the Trust,

on behalf of each of the Equity Portfolios, and Cadence

The Adviser has recommended to the Board that each of the Equity Portfolios replace the passive index strategies offered by SSgA Funds Management, Inc. (“SSgA FM” or “Legacy Index Manager”) with index strategies that, working within the universe of securities included in each Equity Portfolio’s benchmark index, seek to capture specific return characteristics through the use of proprietary rules-based index strategies. The Board approved the first phase of this transition in June 2013, when it approved portfolio management agreements between the Trust and Mellon Capital Management LLC (“Mellon Capital”) relating to each of the several Equity Portfolios. These agreements became effective following a joint meeting of shareholders at which they were also approved by shareholders of the Equity Portfolios and Mellon Capital became a Specialist Manager for the Equity Portfolios, effective August 2, 2013.

At a meeting of the Board held on August 20, 2013, the Board approved the second phase of the Adviser’s recommended transition by: (i) terminating existing portfolio management agreements between the Trust and the Legacy Index Manager relating to the Value Equity, Institutional Value Equity, International Equity and Institutional International Equity Portfolios (the “Initial Portfolios”); and (ii) approving an interim portfolio management agreement (“Interim Contract”) between the Trust and Cadence Capital Management LLC (“Cadence”). The Interim Contract, which also became effective on August 20, 2013, (“Effective Date”) permits Cadence to succeed the Legacy Index Manager and to implement its rules-based “active index” strategy immediately with respect to the Initial Portfolios, provided that final agreements with Cadence relating to the Initial Portfolios are approved by shareholders of the Initial Portfolios within 150 days of the Effective Date.

Finally, the Board approved the terms of portfolio management agreements (“Final Cadence Agreements”) relating to the Initial Portfolios and the each of the remaining Equity Portfolios. Other than the rate at which the fee payable to Cadence would be computed (“Cadence Rate”), the terms of the Final Cadence Agreements are the same as the terms of the Interim Contract. The Cadence Rate set forth in the Final Cadence Agreements is higher than the rate at which fees payable to the Legacy Index Manager were computed in the case of nine of the Equity Portfolios.

The proposed Final Cadence Agreements will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Final Cadence Agreements are not approved by any Equity Portfolio’s shareholders, the current Specialist Managers will continue to manage that Equity Portfolio. Once implemented, each of the Final Cadence Agreements will remain in effect in accordance with their respective terms for two years, and will continue in effect from year to year thereafter so long as they are approved annually by the Trust’s Board. The total percentage of each Equity Portfolio to be managed by Cadence would be determined by the Adviser to achieve the desired total portfolio diversification and reward-risk characteristics.

Additional information about the basis upon which the Board based its approval of the respective proposed Final Cadence Agreements is set forth below. Information about Cadence is set forth in the Specialist Managers Guide in Appendix L, below. Information about each of the Equity Portfolios and the terms and conditions of the proposed Final Cadence Agreements, including a comparison of the current and proposed fee structures is also set forth below and a copy of the form of proposed Final Cadence Agreement appears in this Proxy Statement as Exhibit 1. Finally, an illustration of the impact that the new fee structures would have had on each Equity Portfolio had they been in effect during the fiscal year ended June 30, 2013, appears in Appendices A-K to this Proxy Statement.

Under the Interim Contract between the Trust and Cadence currently in place, and pursuant to the requirements of Rule 15a-4 under the Investment Company Act for such interim agreements, Cadence is currently receiving fees for each of the Value Equity, Institutional Value Equity, International Equity and Institutional International

Equity Portfolios equal to the fees previously received by SSgA FM for each respective Portfolio. The fees that will be payable to Cadence under the Final Cadence Agreements are slightly higher that the fees currently being paid under the Interim Agreement for these Portfolios. The fees payable to Cadence will also increase slightly from the fees previously paid to SSgA FM for five of the remaining Equity Portfolios, while the fee to be paid to Cadence under the Final Cadence Agreements will decrease slightly for the Real Estate Securities and Emerging Markets Portfolios under the Final Cadence Agreements. The fees in the Final Cadence Agreements fees reflect additional services that Cadence will provide to each Equity Portfolio beyond those previously provided by SSgA FM. As a result, it is expected that the overall advisory fees to be paid by these Equity Portfolios may increase if the Final Cadence Agreements are approved, depending on the allocation of assets amongst the various Specialist Managers.

The Fees payable to Cadence under the Final Cadence Agreements are exactly the same as the fees currently being paid to Mellon Capital with respect to each Equity Portfolio and lower than the fees paid to each other Specialist Manager serving each of the respective Equity Portfolios.

For more information on the fees and expenses of each of the Equity Portfolios, see the pro-forma fee and expense tables in the Appendices to this Proxy Statement as follows:

Appendix:	Pro-forma Fees and Expenses of:
Appendix A	The Value Equity Portfolio:
Appendix B	The Institutional Value Equity Portfolio:
Appendix C	The Growth Equity Portfolio:
Appendix D	The Institutional Growth Equity Portfolio:
Appendix E	The Small Capitalization Equity Portfolio:
Appendix F	The Institutional Small Capitalization Equity Portfolio:
Appendix G	The Real Estate Securities Portfolio:
Appendix H	The Commodity Returns Strategy Portfolio:
Appendix I	The International Equity Portfolio:
Appendix J	The Institutional International Equity Portfolio:
Appendix K	The Emerging Markets Portfolio:

If approved by shareholders, each of the Final Cadence Agreements will remain in effect in accordance with their respective terms for two years, and will continue in effect from year to year thereafter so long as they are approved annually by the Trust’s Board. A copy of the form of Final Cadence Agreement appears in this Proxy Statement as Exhibit 1. Information about Cadence is set forth in the Specialist Managers Guide in Appendix L, below.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE VALUE EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 1

SHAREHOLDERS OF THE INSTITUTIONAL VALUE EQUITY PORTFOLIO VOTE “FOR” PROPOSAL NO. 2

SHAREHOLDERS OF THE GROWTH EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 3

SHAREHOLDERS OF THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO VOTE “FOR” PROPOSAL NO. 4

SHAREHOLDERS OF THE SMALL CAPITALIZATION EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 5

SHAREHOLDERS OF THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO VOTE “FOR” PROPOSAL NO. 6

SHAREHOLDERS OF THE REAL ESTATE SECURITIES PORTFOLIO

VOTE “FOR” PROPOSAL NO. 7

SHAREHOLDERS OF THE COMMODITY RETURNS STRATEGY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 8

SHAREHOLDERS OF THE INTERNATIONAL EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 9

SHAREHOLDERS OF THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 10

AND

SHAREHOLDERS OF THE EMERGING MARKETS PORTFOLIO

VOTE “FOR” PROPOSAL NO. 11

Factors Considered by the Board in Approving the Proposal.

At a meeting on August 20, 2013, the Board, including a majority of the Independent Trustees, considered and approved, subject to the approval of the shareholders of each of the Equity Portfolios, the Final Cadence Agreements relating to the Equity Portfolios. In connection with its deliberations, the Board requested and received a range of information from Cadence about its business operations, financial position, cost and/or profitability, other accounts and related information.

In concluding that approval of the Final Cadence Agreements was in the best interests of the Equity Portfolios and consistent with the expectations of their shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of each of the Equity Portfolios, the role of the various Specialist Managers serving the Equity Portfolios, and the potential benefits of engaging Cadence to manage a portion of each Equity Portfolio’s assets.

With respect to four of the Equity Portfolios, and based upon the Adviser’s recommendations, it was determined that an immediate allocation of assets to Cadence was appropriate, while with respect to the other seven Equity Portfolios, the ongoing transition of assets from SSgA FM to Mellon Capital was expected to continue.

Accordingly, the Board approved the terms of the Interim Contract with Cadence pursuant to which Cadence currently provides portfolio management services to each of the Value Equity, Institutional Value Equity, International Equity and Institutional International Equity Portfolios and, subject to the approval of each Equity Portfolio’s shareholders, the Final Cadence Agreements with Cadence with respect to each of the Equity Portfolios.

The Board also considered information provided to it by the Adviser and Cadence with respect to the nature and quality of the services to be provided by Cadence, its performance record in managing investment accounts similar to each of the Equity Portfolios, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the Final Cadence Agreements, including fees payable to Cadence.

The information received from the Adviser included the Adviser’s overall evaluation of Cadence, the investment style that the Adviser expects Cadence to bring to its assignments and the Adviser’s expectations for the Equity Portfolios and the types of circumstances that may lead the Adviser to recommend changes in the level of assets to the style assigned to Cadence.

In summary, the Board concluded that the implementation of the Final Cadence Agreements would be in the best interests of the Trust and the shareholders of each of the Equity Portfolios. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to Cadence’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by Cadence, the Board had before it information that it received from the Adviser and Cadence with respect to Cadence’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board further considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management teams. In concluding that the services to be provided by Cadence were reasonably likely to benefit each of the Equity Portfolios, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Cadence to carry out the investment policies of the Equity Portfolios and to ensure continuity in its investment strategies.

The Board also determined that the rates at which Cadence would be compensated for its services under the Final Cadence Agreements were reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to each of the Equity Portfolios managed by other investment advisers (the “peer group”) and with information from Cadence regarding the fee structures of its similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Equity Portfolios and of the Trust as a whole and the fact that the rate at which Cadence was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser. The Board was aware of the fact that implementing the proposed engagement could result in an increase in the overall advisory fees paid by nine of the eleven Equity Portfolios but balanced such increases against the increased services to be provided by Cadence over those previously provided by SSgA FM, noting that Cadence provides certain insights and information to the Adviser and consult with the Adviser in determining exactly which subsets of the respective indices each of the various Equity Portfolios will focus upon when investing that portion of their investment portfolio dedicated to passive investing. The Board also recognized that the overall levels of advisory fees experienced by the Equity Portfolios depend upon the manner in which the assets of those Equity Portfolios are allocated among their various Specialist Managers.

In concluding that the engagement of Cadence would be appropriate and, further, that approval of the Final Cadence Agreements was in the best interests of shareholders of each of the Equity Portfolios, the Board considered it of importance that, like all of the portfolios of the Trust, the Equity Portfolios are designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Equity Portfolios are generally available only to such clients. The Board also had before it information to the effect that Cadence would be responsible only for the day-to-day investment decisions for that portion of the assets of the Equity Portfolios allocated to them. Moreover, the Board was informed that Cadence would not participate in the administration or distribution of shares of the any Trust portfolio and would receive limited, if any, benefit from its association with the Equity Portfolios or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by Cadence, referencing the expected investment style, the experience of the personnel expected to be assigned to the Equity Portfolios and the past performance of the organization including, as applicable, peer group comparisons and comparisons with the adviser’s other similarly-managed accounts.

Information About the Final Cadence Agreements Relating to the Equity Portfolios.

The Final Cadence Agreements each require the named service provider to (i) provide a continuous investment program for that portion of the respective Equity Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the Investment Company Act. The proposed agreements also provide: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the Investment Company Act. Under the terms of the Final Cadence Agreements, Cadence will be paid an annual fee, calculated daily and payable monthly, in arrears. The fees for each of the various Equity Portfolios under the Final Cadence Agreements are calculated based on an annual percentage of average daily net assets. Cadence’s fees would be paid at one level so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, a higher fee will apply. The initial allocation to Cadence is expected to exceed $2 billion.

	Fee When Aggregate Assets Are Greater Than $2 Billion	Fee When Aggregate Assets Are Less Than $2 Billion
The Value Equity Portfolio:	0.065%	0.075%
The Institutional Value Equity Portfolio:	0.065%	0.075%
The Growth Equity Portfolio:	0.065%	0.075%
The Institutional Growth Equity Portfolio:	0.065%	0.075%
The Small Capitalization Equity Portfolio:	0.065%	0.075%
The Institutional Small Capitalization Equity Portfolio:	0.065%	0.075%
The Real Estate Securities Portfolio:	0.10%	0.11%
The Commodity Returns Strategy Portfolio:	0.10%	0.11%
The International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*
The Institutional International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*
The Emerging Markets Portfolio:	0.13%	0.15%

*	Cadence will be asked to manage two different strategies, under separate Portfolio Management Agreements, in each of the International Equity and Institutional International Equity Portfolios: a developed markets strategy with a fee of 0.10% or 0.11% (based on asset levels as described above) and an emerging markets strategy with a fee of 0.13% or 0.15%.

For more information on the fees and expenses of the Equity Portfolios, see the pro-forma fee and expense tables in Appendices A-K.

With respect to duration and termination, the proposed agreements each provide that they shall continue in effect for a period of two years from the date on which they become effective. The Final Cadence Agreements will remain in effect thereafter from year to year for so long as each agreement’s continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the respective Equity Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If the proposals are approved, the Final Cadence Agreements will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Final Cadence Agreements are not approved by any Equity Portfolio’s shareholders, the current Specialist Managers will continue to manage that Equity Portfolio.

OTHER MATTERS.

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of each Equity Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING.

The presence of the holders of 40% of the shares of a Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Portfolio. Approval of each of the proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Portfolio. Under the Investment Company Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Portfolio’s outstanding voting securities.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of that Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION.

Management of the Trust.

Information about HC Capital Solutions. Under the terms of two separate discretionary investment advisory agreements with the Trust relating to the Portfolios (“HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each investment portfolio’s average net assets. For the fiscal year ended June 30, 2013, the Adviser received advisory fees from the Equity Portfolios in the following amounts:

The Value Equity Portfolio	$342,000
The Institutional Value Equity Portfolio	$526,000
The Growth Equity Portfolio	$365,000
The Institutional Growth Equity Portfolio	$555,000
The Small Capitalization Equity Portfolio	$63,000
The Institutional Small Capitalization Equity Portfolio	$100,000
The Real Estate Securities Portfolio	$34,000
The Commodity Returns Strategy Portfolio	$392,000
The International Equity Portfolio	$661,000
The Institutional International Equity Portfolio	$1.121,000
The Emerging Markets Portfolio	$461,000

The Adviser is a division of Hirtle, Callaghan & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Robert J. Zion, a principal of the Adviser, serves on the Trust’s Board and also serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 12, 2013.

Information about the Other Specialist Managers.

The Value Equity Portfolio. The Value Equity Portfolio is currently managed by four (4) Specialist Managers: AllianceBernstein L.P. (“AllianceBernstein”); Institutional Capital, LLC (“ICAP”), Mellon Capital and Cadence. AllianceBernstein’s principal offices are located at 1345 Avenue of the Americas, New York, NY, 10105. ICAP’s principal offices are located at 225 West Wacker, Chicago, IL 60606. Mellon Capital’s principal offices are located at 50 Fremont Street, Suite 3900, San Francisco, CA 94105.

The Institutional Value Equity Portfolio. The Institutional Value Equity Portfolio is currently managed by five (5) Specialist Managers: AllianceBernstein; ICAP; Pacific Investment Management Company LLC (“PIMCO”); Mellon Capital and Cadence. PIMCO’s principal offices are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

The Growth Equity Portfolio. The Growth Equity Portfolio is currently managed by three (3) Specialist Managers: Sustainable Growth Advisers, LP (“SGA”); Jennison Associates LLC (“Jennison”) and Mellon Capital. SGA’s principal offices are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017.

The Institutional Growth Equity Portfolio. The Institutional Growth Equity Portfolio is currently managed by four (4) Specialist Managers: SGA; PIMCO; Jennison and Mellon Capital.

The Small Capitalization Equity Portfolio. The Small Capitalization Equity Portfolio is currently managed by five (5) Specialist Managers: Cupps Capital Management, LLC (“Cupps”); Frontier Capital Management Company, LLC (“Frontier”); IronBridge Capital Management LP (“IronBridge”); Pzena Investment Management, LLC (“Pzena”) and Mellon Capital. Cupps’ principal offices are located at 300 North LaSalle Boulevard, Suite 5425, Chicago, Illinois 60654. Frontier’s principal offices are located at 99 Summer Street, Boston, MA 02110. IronBridge’s principal offices are located at One Parkview Plaza, Suite 700, Oakbrook Terrace, IL 60181. Pzena’s principal offices are located at 120 West 45th Street, 20th Floor, New York, NY 10036.

The Institutional Small Capitalization Equity Portfolio. The Institutional Small Capitalization Equity Portfolio is currently managed by five (5) Specialist Managers: Cupps; Frontier; IronBridge; Pzena and Mellon Capital.

The Real Estate Securities Portfolio. The Real Estate Securities Portfolio is currently managed by two (2) Specialist Managers: Wellington Management Company, LLP (“Wellington”) and Mellon Capital. Wellington’s principal offices are located at 280 Congress Street, Boston, MA 02110.

The Commodity Returns Strategy Portfolio. The Commodity Returns Strategy Portfolio is currently managed by three (3) Specialist Managers: Wellington; PIMCO and Mellon Capital.

The International Equity Portfolio. The International Equity Portfolio is currently managed by five (5) Specialist Managers: Artisan Partners Limited Partnership (“Artisan”); Causeway Capital Management, LLC (“Causeway”); Capital Guardian Trust Company (“CapGuardian”); Mellon Capital and Cadence. Artisan’s principal offices are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. Causeway’s principal offices are located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. CapGuardian’s principal offices are located at 333 South Hope Street, Los Angeles, CA 90071.

The Institutional International Equity Portfolio. The Institutional International Equity Portfolio is currently managed by six (6) Specialist Managers: Artisan; Causeway; CapGuardian; Lazard Asset Management LLC (“Lazard”); Mellon Capital and Cadence. Lazard’s principal offices are located at 30 Rockefeller Plaza, New York, NY, 10112.

The Emerging Markets Portfolio. The Emerging Markets Portfolio is currently managed by three (3) Specialist Managers: The Boston Company Asset Management LLC (“TBCAM”); SSgA FM and Mellon Capital. TBCAM’s principal offices are located at One Boston Place, Boston, MA 02108. SSgA FM’s principal offices are located at State Street Financial Center, One Lincoln Street, Boston, MA 02111

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distribution Services. Unified Financial Securities, Inc. (“Unified”) serves as the Trust’s principal underwriter pursuant to an agreement most recently approved by the Board on March 12, 2013. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited and are not primarily intended to result in the sale of Trust shares. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridien St., Suite 300, Indianapolis, IN, 46208.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Equity Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Equity Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each of the Equity Portfolios.

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Dated: September 5, 2013

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

APPENDIX A

Pro Forma Fee and Expense Table: The Value Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Value Equity Portfolio. Each is designed to correspond with the tables relating to The Value Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Cadence will be compensated under the Proposed Agreement will be higher than the fee currently paid under the Interim Agreement and previously paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Value Equity Portfolio during The Value Equity Portfolio’s fiscal year ended June 30, 2013 with the advisory fees that would have been incurred during such period had the Proposed Agreement been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Value Equity Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $680 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Value Equity Portfolio were: 56% to SSgA FM, 24% to AllianceBernstein and 20% to ICAP. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.23%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.30%	0.32%
Fee Waivers	0.02%	0.02%
Total Net Portfolio Operating Expenses	0.28%	0.30%

*	The figure shown includes all management fees paid by The Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Value Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Value Equity Portfolio.

A1

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$29	$31
3 years	$94	$101
5 years	$167	$178
10 years	$379	$404

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Value Equity Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $1.6 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Value Equity Portfolio were: 56% to SSgA FM, 24% to AllianceBernstein and 20% to ICAP. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.23%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.55%	0.57%
Fee Waivers	0.02%	0.02%
Total Net Portfolio Operating Expenses	0.53%	0.55%

*	The figure shown includes all management fees paid by The Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Value Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Value Equity Portfolio.

A2

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$54	$56
3 years	$174	$181
5 years	$305	$316
10 years	$687	$712

A3

APPENDIX B

Pro Forma Fee and Expense Table: The Institutional Value Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Value Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Value Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Cadence will be compensated under the Proposed Agreement will be higher than the fee currently paid under the Interim Agreement and previously paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Value Equity Portfolio during The Institutional Value Equity Portfolio’s fiscal year ended June 30, 2012 with the advisory fees that would have been incurred during such period had the Proposed Agreement been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Institutional Value Equity Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $937 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Institutional Value Equity Portfolio were: 54% to SSgA FM, 24% to AllianceBernstein, 22% to ICAP and 0% to PIMCO. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.24%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.31%	0.32%
Fee Waivers	0.02%	0.02%
Total Net Portfolio Operating Expenses	0.29%	0.30%

*	The figure shown includes all management fees paid by The Institutional Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Value Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Value Equity Portfolio.

B1

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreement as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$30	$31
3 years	$98	$101
5 years	$172	$178
10 years	$391	$404

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Institutional Value Equity Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $2 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Institutional Value Equity Portfolio were: 54% to SSgA FM, 24% to AllianceBernstein, 22% to ICAP and 0% to PIMCO. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.24%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.56%	0.57%
Fee Waivers	0.02%	0.02%
Total Net Portfolio Operating Expenses	0.54%	0.55%

*	The figure shown includes all management fees paid by The Institutional Value Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Value Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Value Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Value Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Value Equity Portfolio.

B2

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Value Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreement as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$55	$56
3 years	$177	$181
5 years	$311	$316
10 years	$700	$712

B3

APPENDIX C

Pro Forma Fee and Expense Table: The Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Growth Equity Portfolio. Each is designed to correspond with the tables relating to The Growth Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Cadence will be compensated under the Proposed Agreement will be higher than the fee currently paid under the Interim Agreement and previously paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Growth Equity Portfolio during The Growth Equity Portfolio’s fiscal year ended June 30, 2013 with the advisory fees that would have been incurred during such period had the Proposed Agreement been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Growth Equity Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $736 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Growth Equity Portfolio were: 58% to SSgA FM, 16% to SGA and 26% to Jennison. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.20%	0.22%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.26%	0.28%

*	The figure shown includes all management fees paid by The Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Growth Equity Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Growth Equity Portfolio.

C1

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreement as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$27	$29
3 years	$84	$90
5 years	$146	$157
10 years	$331	$356

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Growth Equity Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $1.5 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Growth Equity Portfolio were: 58% to SSgA FM, 16% to SGA and 26% to Jennison. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.20%	0.22%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.31%	0.53%

*	The figure shown includes all management fees paid by The Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Growth Equity Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Growth Equity Portfolio.

C2

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreement as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$52	$54
3 years	$164	$170
5 years	$285	$296
10 years	$640	$665

C3

APPENDIX D

Pro Forma Fee and Expense Table: The Institutional Growth Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Growth Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Growth Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Cadence will be compensated under the Proposed Agreement will be higher than the fee currently paid under the Interim Agreement and previously paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Growth Equity Portfolio during The Institutional Growth Equity Portfolio’s fiscal year ended June 30, 2013 with the advisory fees that would have been incurred during such period had the Proposed Agreement been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Institutional Growth Equity Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $1.1 billion.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Institutional Growth Equity Portfolio were: 61% to SSgA FM, 19% to Jennison, 13% to PIMCO and 7% to SGA. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.19%	0.20%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.25%	0.26%

*	The figure shown includes all management fees paid by The Institutional Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Growth Equity Portfolio.

D1

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreement as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$26	$27
3 years	$80	$84
5 years	$141	$146
10 years	$318	$331

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Institutional Growth Equity Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $1.8 million.

As of March 31, 2013, the allocations for each of the Specialist Managers then serving The Institutional Growth Equity Portfolio were: 61% to SSgA FM, 19% to Jennison, 13% to PIMCO and 7% to SGA. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreement as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.19%	0.20%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.50%	0.51%

*	The figure shown includes all management fees paid by The Institutional Growth Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Growth Equity Portfolio is currently managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Growth Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Growth Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Growth Equity Portfolio.

D2

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Growth Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreement as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$51	$52
3 years	$160	$164
5 years	$280	$285
10 years	$628	$640

D3

APPENDIX E

Pro Forma Fee and Expense Table: The Small Capitalization Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Small Capitalization Equity Portfolio. Each is designed to correspond with the tables relating to The Small Capitalization Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Cadence will be compensated under the Proposed Agreement will be higher than the fee currently paid under the Interim Agreement and previously paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Small Capitalization Equity Portfolio during The Small Capitalization Equity Portfolio’s fiscal year ended June 30, 2013 with the advisory fees that would have been incurred during such period had the Proposed Agreement been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Small Capitalization Equity Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $113 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Small Capitalization Equity Portfolio were: 44% to SSgA FM, 22% to Frontier, 18% to Pzena, 16% to IronBridge and 0% to Cupps. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.50%	0.51%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.57%	0.58%

*	The figure shown includes all management fees paid by The Small Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Small Capitalization Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Small Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Small Capitalization Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Small Capitalization Equity Portfolio.

E1

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Small Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$58	$59
3 years	$183	$186
5 years	$318	$324
10 years	$714	$726

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Small Capitalization Equity Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $191,000.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Small Capitalization Equity Portfolio were: 44% to SSgA FM, 22% to Frontier, 18% to Pzena, 16% to IronBridge and 0% to Cupps. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.50%	0.51%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.07%	0.07%
Total Portfolio Operating Expenses	0.82%	0.83%

*	The figure shown includes all management fees paid by The Small Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Small Capitalization Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Small Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Small Capitalization Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Small Capitalization Equity Portfolio.

E2

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Small Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$84	$85
3 years	$262	$265
5 years	$455	$460
10 years	$1,014	$1,025

E3

APPENDIX F

Pro Forma Fee and Expense Table: The Institutional Small Capitalization Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional Small Capitalization Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional Small Capitalization Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Cadence will be compensated under the Proposed Agreement will be higher than the fee currently paid under the Interim Agreement and previously paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional Small Capitalization Equity Portfolio during The Institutional Small Capitalization Equity Portfolio’s fiscal year ended June 30, 2013 with the advisory fees that would have been incurred during such period had the Proposed Agreement been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Institutional Small Capitalization Equity Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $177 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Institutional Small Capitalization Equity Portfolio were: 22% to SSgA FM, 23% to Frontier, 19% to Pzena, 17% to IronBridge and 20% to Cupps. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.64%	0.65%
Other Expenses**	0.06%	0.06%
Total Portfolio Operating Expenses	0.70%	0.71%

*	The figure shown includes all management fees paid by The Institutional Small Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Small Capitalization Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Small Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Small Capitalization Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Small Capitalization Equity Portfolio.

F1

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Small Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$72	$73
3 years	$224	$227
5 years	$390	$395
10 years	$871	$883

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Institutional Small Capitalization Equity Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $243,000.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Institutional Small Capitalization Equity Portfolio were: 22% to SSgA FM, 23% to Frontier, 19% to Pzena, 17% to IronBridge and 20% to Cupps. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.64%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.06%	0.06%
Total Portfolio Operating Expenses	0.95%	0.96%

*	The figure shown includes all management fees paid by The Institutional Small Capitalization Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional Small Capitalization Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional Small Capitalization Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional Small Capitalization Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional Small Capitalization Equity Portfolio.

F2

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional Small Capitalization Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$97	$98
3 years	$303	$306
5 years	$525	$531
10 years	$1,166	$1,178

F3

APPENDIX G

Pro Forma Fee and Expense Table: The Real Estate Securities Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Real Estate Securities Portfolio. Each is designed to correspond with the tables relating to The Real Estate Securities Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Cadence will be compensated under the Proposed Agreement will be lower than the fee previously paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Real Estate Securities Portfolio during The Real Estate Securities Portfolio’s fiscal year ended June 30, 2013 with the advisory fees that would have been incurred during such period had Proposed Agreement been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

As of June 30, 2013, The Real Estate Securities Portfolio’s HC Strategic Shares had no assets.

The allocations for the Specialist Managers serving The Real Estate Securities Portfolio used in computing the fee tables are taken from March 31, 2013, the last fiscal quarter during which The Real Estate Securities Portfolio was fully funded. Those allocations were: 100% to Wellington, 0% to SSgA FM. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.76%	0.76%
Other Expenses**	0.12%	0.12%
Total Portfolio Operating Expenses	0.88%	0.88%

*	The figure shown includes all management fees paid by The Real Estate Securities Portfolio, including 0.05% which is paid to the Adviser. The Real Estate Securities Portfolio is currently managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Real Estate Securities Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Real Estate Securities Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Real Estate Securities Portfolio.

G1

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Real Estate Securities Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$90	$90
3 years	$281	$281
5 years	$488	$488
10 years	$1,084	$1,084

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

As of June 30, 2013, The Real Estate Securities Portfolio’s HC Advisors Shares had no assets.

The allocations for the Specialist Managers serving The Real Estate Securities Portfolio used in computing the fee tables are taken from March 31, 2013, that last fiscal quarter during which The Real Estate Securities Portfolio was fully funded. Those allocations were: 100% to Wellington, 0% to SSgA FM. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.76%	0.76%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.12%	0.12%
Total Portfolio Operating Expenses	1.13%	1.13%

*	The figure shown includes all management fees paid by The Real Estate Securities Portfolio, including 0.05% which is paid to the Adviser. The Real Estate Securities Portfolio is currently managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Real Estate Securities Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Real Estate Securities Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Real Estate Securities Portfolio.

G2

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Real Estate Securities Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$115	$115
3 years	$359	$359
5 years	$622	$622
10 years	$1,375	$1,375

G3

APPENDIX H

Pro Forma Fee and Expense Table: The Commodity Returns Strategy Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Commodity Returns Strategy Portfolio. Each is designed to correspond with the tables relating to The Commodity Returns Strategy Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Cadence will be compensated under the Proposed Agreement will be higher than the fee currently paid under the Interim Agreement and previously paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Commodity Returns Strategy Portfolio during The Commodity Returns Strategy Portfolio’s fiscal year ended June 30, 2013 with the advisory fees that would have been incurred during such period had Proposed Agreement been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Commodity Returns Strategy Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $906 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Commodity Returns Strategy Portfolio were: 32% to Wellington (Global Natural Resources Strategy), 31% to SSgA FM, 19% to Wellington (Commodities Futures Strategy) and 19% to PIMCO. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.57%	0.58%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.65%	0.66%

*	The figure shown includes all management fees paid by The Commodity Returns Strategy Portfolio, including 0.05% which is paid to the Adviser. The Commodity Returns Strategy Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Commodity Returns Strategy Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Commodity Returns Strategy Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Commodity Returns Strategy Portfolio.

H1

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Commodity Returns Strategy Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$66	$67
3 years	$208	$211
5 years	$362	$368
10 years	$810	$822

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Commodity Returns Strategy Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $1.2 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Commodity Returns Strategy Portfolio were: 32% to Wellington (Global Natural Resources Strategy), 31% to SSgA FM, 19% to Wellington (Commodities Futures Strategy) and 19% to PIMCO. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.57%	0.58%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.90%	0.91%

*	The figure shown includes all management fees paid by The Commodity Returns Strategy Portfolio, including 0.05% which is paid to the Adviser. The Commodity Returns Strategy Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Commodity Returns Strategy Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Commodity Returns Strategy Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Commodity Returns Strategy Portfolio.

H2

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Commodity Returns Strategy Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$92	$93
3 years	$287	$290
5 years	$498	$504
10 years	$1,108	$1,120

H3

APPENDIX I

Pro Forma Fee and Expense Table: The International Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The International Equity Portfolio. Each is designed to correspond with the tables relating to The International Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Cadence will be compensated under the Proposed Agreement will be higher than the fee currently paid under the Interim Agreement and previously paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The International Equity Portfolio during The International Equity Portfolio’s fiscal year ended June 30, 2013 with the advisory fees that would have been incurred during such period had the Proposed Agreement been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The International Equity Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $1.4 billion.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The International Equity Portfolio were: 40% to SSgA FM, 20% to Artisan, 20% to CapGuardian and 20% to Causeway. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.33%	0.35%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.41%	0.43%

*	The figure shown includes all management fees paid by The International Equity Portfolio, including 0.05% which is paid to the Adviser. The International Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The International Equity Portfolio.

I1

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$42	$44
3 years	$132	$138
5 years	$230	$241
10 years	$518	$542

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The International Equity Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $2.7 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The International Equity Portfolio were: 40% to SSgA FM, 20% to Artisan, 20% to CapGuardian and 20% to Causeway. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.33%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.66%	0.68%

*	The figure shown includes all management fees paid by The International Equity Portfolio, including 0.05% which is paid to the Adviser. The International Equity Portfolio is currently managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The International Equity Portfolio.

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Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$67	$69
3 years	$211	$218
5 years	$368	$379
10 years	$822	$847

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APPENDIX J

Pro Forma Fee and Expense Table: The Institutional International Equity Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional International Equity Portfolio. Each is designed to correspond with the tables relating to The Institutional International Equity Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Cadence will be compensated under the Proposed Agreement will be higher than the fee currently paid under the Interim Agreement and previously paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Institutional International Equity Portfolio during The Institutional International Equity Portfolio’s fiscal year ended June 30, 2013 with the advisory fees that would have been incurred during such period had the Proposed Agreement been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Institutional International Equity Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $2.4 billion.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Institutional International Equity Portfolio were: 39% to SSgA FM, 17% to Artisan, 16% to CapGuardian, 17% to Causeway and 11% to Lazard. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.34%	0.35%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.42%	0.43%

*	The figure shown includes all management fees paid by The Institutional International Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional International Equity Portfolio is currently managed by six Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional International Equity Portfolio.

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Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$43	$44
3 years	$135	$138
5 years	$235	$241
10 years	$530	$542

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Institutional International Equity Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $3.4 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Institutional International Equity Portfolio were: 39% to SSgA FM, 17% to Artisan, 16% to CapGuardian, 17% to Causeway and 11% to Lazard. For the fee table if Cadence is approved, it has been assumed that SSgA FM’s allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.34%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.67%	0.68%

*	The figure shown includes all management fees paid by The Institutional International Equity Portfolio, including 0.05% which is paid to the Adviser. The Institutional International Equity Portfolio is currently managed by six Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Institutional International Equity Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.
**	Expenses attributable to The Institutional International Equity Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of The Institutional International Equity Portfolio.

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Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Institutional International Equity Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$68	$69
3 years	$214	$218
5 years	$373	$379
10 years	$835	$847

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APPENDIX K

Pro Forma Fee and Expense Table: The Emerging Markets Portfolio.

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Emerging Markets Portfolio. Each is designed to correspond with the tables relating to The Emerging Markets Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the rate at which Cadence will be compensated under the Proposed Agreement will be lower than the fee previously paid to SSgA FM.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by The Emerging Markets Portfolio during The Emerging Markets Portfolio’s fiscal year ended June 30, 2013 with the advisory fees that would have been incurred during such period had the Proposed Agreement been in place during such period.

HC Strategic Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Emerging Markets Portfolio’s HC Strategic Shares as of June 30, 2013 were approximately $1 billion.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Emerging Markets Portfolio were: 36% to SSgA FM (passive management), 32% to TBCAM and 32% to SSgA FM (active management). For the fee table if Cadence is approved, it has been assumed that SSgA FM’s entire passive management allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.58%	0.59%
Other Expenses	0.16%	0.16%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	0.77%	0.78%

*	The figure shown includes all management fees paid by The Emerging Markets Portfolio, including 0.05% which is paid to the Adviser. The Emerging Markets Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Emerging Markets Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

K1

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Emerging Markets Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$79	$80
3 years	$246	$249
5 years	$428	$433
10 years	$954	$966

HC Advisors Shares.

Pro Forma with respect to the FYE June 30, 2013

The net assets of The Emerging Markets Portfolio’s HC Advisors Shares as of June 30, 2013 were approximately $1.7 million.

As of June 30, 2013, the allocations for each of the Specialist Managers then serving The Emerging Markets Portfolio were: 36% to SSgA FM (passive management), 32% to TBCAM and 32% to SSgA FM (active management). For the fee table if Cadence is approved, it has been assumed that SSgA FM’s entire passive management allocation as of June 30, 2013 would be allocated to a combination of Mellon Capital and Cadence, both of which will be compensated according to identical fee schedules.

	Fees Under Existing Agreements as of 6/30/2013	Fees if Proposed Agreement is Approved as of 6/30/2013
Management Fees*	0.58%	0.59%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.16%	0.16%
Acquired Fund Fees & Expenses	0.03%	0.03%
Total Portfolio Operating Expenses	1.02%	1.03%

*	The figure shown includes all management fees paid by The Emerging Markets Portfolio, including 0.05% which is paid to the Adviser. The Emerging Markets Portfolio is currently managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Since The Emerging Markets Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

K2

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that The Emerging Markets Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under Existing Agreements as of 6/30/2013	Expenses that would have been Incurred during the FYE 6/30/2013 if the Proposed Agreement had been in effect during such period
1 year	$104	$305
3 years	$325	$328
5 years	$563	$569
10 years	$1,248	$1,259

K3

APPENDIX L

SPECIALIST MANAGERS GUIDE

The following provides additional information about Cadence.

Cadence Capital Management LLC (“Cadence”) is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As of March 31, 2013, Cadence had approximately $2.4 billion in assets under management. Cadence is 99% owned by CCM Holding, LLC which is 51% employee owned, with the remaining 49% owned by Rosemont Investment Partners, LLC. Under the terms of the Proposed Agreements, the fees for each of the various Equity Portfolios are calculated based on an annual percentage of average daily net assets. Cadence’s fees would be paid at one level so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, a higher fee will apply. The initial allocation to Cadence is expected to exceed $2 billion.

	Fee When Aggregate Assets Are Greater Than $2 Billion	Fee When Aggregate Assets Are Less Than $2 Billion
The Value Equity Portfolio:	0.065%	0.075%
The Institutional Value Equity Portfolio:	0.065%	0.075%
The Growth Equity Portfolio:	0.065%	0.075%
The Institutional Growth Equity Portfolio:	0.065%	0.075%
The Small Capitalization Equity Portfolio:	0.065%	0.075%
The Institutional Small Capitalization Equity Portfolio:	0.065%	0.075%
The Real Estate Securities Portfolio:	0.10%	0.11%
The Commodity Returns Strategy Portfolio:	0.10%	0.11%
The International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*
The Institutional International Equity Portfolio:	0.10%/0.13%*	0.11%/0.15%*
The Emerging Markets Portfolio:	0.13%	0.15%

*	Cadence will be asked to manage two different strategies, under separate Portfolio Management Agreements, in each of the International Equity and Institutional International Equity Portfolios: a developed markets strategy with a fee of 0.10% or 0.11% (based on asset levels as described above) and an emerging markets strategy with a fee of 0.13% or 0.15%.

The Portfolio Managers for each of the Equity Portfolios are expected to be J. Paul Dokas, CFA and Robert Ginsburg, CFA.

J. Paul Dokas, CFA joined Cadence in August 2013 as Senior Portfolio Manager. Prior to joining Cadence, he was Director—Investments at Hirtle Callaghan & Co., LLC from November 2007 to May 2013. Mr. Dokas holds a Bachelors of Business Administration from Loyola College, an MBA from the University of Maryland and added the Chartered Financial Analyst (CFA) designation in 1987.

Robert E. Ginsberg, CFA is a Portfolio Manager at Cadence, a position he has held since August, 2011. Previously, Mr. Ginsberg served as a Senior Analyst at INVESCO from September 2008 to July 2011. He was also a Managing Director and Portfolio Manager at Putnam Investment from August 2004 to January 2008. Mr. Ginsberg holds a BS in Economics and an MBA, both from The Wharton School. He earned his Chartered Financial Analyst (CFA) designation in 2000.

L1

The address of Cadence is 265 Franklin Street, 11th Floor, Boston, MA 02110. The name and principal occupation of each of the principal executive officers and each director of Cadence is as follows:

Name	Principal Occupation
William B. Bannick, CFA	Portfolio Management
Robert L. Fitzpatrick, CFA	Portfolio Management
Bart J. O’Connor	Head Trader
Michael J. Skillman	CEO, Portfolio Management

Cadence does not manage any other registered investment companies using the same or similar strategies as will be used in the Equity Portfolios.

L2

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT

For The [                    ] Portfolio

AGREEMENT made this      day of             , 2013, between Cadence Capital Management LLC, a limited liability company organized under the laws of [            ] (“Portfolio Manager”), and The HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The [            ] Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Prospectus and Statement of Additional Information (“Registration Statement”) of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions (a division of Hirtle Callaghan & Co., LLC), the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business or comply with its internal recordkeeping policies;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”);

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall eek best execution with respect to securities transactions on behalf of the Account. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end. For so long as the Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of [    ]% of the average daily net assets of the Account. If the Combined Assets are reduced to $2 billion or less due to withdrawals or redemptions, beginning with the start of the first calendar year following the date on which such withdrawal or redemption reduced such Combined Assets to $2 billion or less, the fee shall be calculated based on average daily net assets of the Account at annual rate of [    ]%.

For purposes of this Section 4, the term “Combined Assets” shall mean the sum of: (a) the net assets of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Portfolio Manager; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Portfolio Manager provides portfolio management services using the strategies employed in the Trust Portfolios.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not inducing retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any

Losses of the Trust except to the extent it may be required to do so under Section 5(c) above and provided that the parties will seek to mutually agree as to the manner in which expenses associated with the provision of such assistance shall be satisfied.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator, investment adviser or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and

(ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Cadence Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Cadence Capital Management LLC” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Cadence Marks”), are valuable property of the Portfolio Manager and that the use of the Cadence Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require and that is within the control of the Portfolio Manager in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Mr. Robert J. Zion, Vice President & Treasurer

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

If to Portfolio Manager:

Cadence Capital Management LLC

Attention:

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Cadence Capital Management LLC

By:

ATTEST:	The HC Capital Trust (on behalf of The [ ] Portfolio)

By:

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR

PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61489-S07536	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain

1. Approval of a portfolio management agreement between the Trust, on behalf of The Value Equity Portfolio, and Cadence Capital Management, LLC (“Cadence”).	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

M61490-S07536

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE VALUE EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

SEPTEMBER 30, 2013

The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, September 30, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR

PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61491-S07536	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain

2. Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Value Equity Portfolio, and Cadence.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

M61492-S07536

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

SEPTEMBER 30, 2013

The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, September 30, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR

PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61493-S07536	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain

3. Approval of a portfolio management agreement between the Trust, on behalf of The Growth Equity Portfolio, and Cadence.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

M61494-S07536

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE GROWTH EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

SEPTEMBER 30, 2013

The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, September 30, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR

PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61495-S07536	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain

4. Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Growth Equity Portfolio, and Cadence.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

M61496-S07536

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

SEPTEMBER 30, 2013

The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, September 30, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR

PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61497-S07536	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposals:	For	Against	Abstain

5. Approval of a portfolio management agreement between the Trust, on behalf of The Small Capitalization Equity Portfolio, and Cadence.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

M61498-S07536

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE SMALL CAPITALIZATION EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

SEPTEMBER 30, 2013

The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, September 30, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR

PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61499-S07536	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposals:	For	Against	Abstain

6. Approval of a portfolio management agreement between the Trust, on behalf of The Institutional Small Capitalization Equity Portfolio, and Cadence.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

M61500-S07536

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

SEPTEMBER 30, 2013

The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, September 30, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR

PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61501-S07536	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain

7. Approval of a portfolio management agreement between the Trust, on behalf of The Real Estate Securities Portfolio, and Cadence.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

M61502-S07536

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE REAL ESTATE SECURITIES PORTFOLIO

OF

HC CAPITAL TRUST

SEPTEMBER 30, 2013

The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, September 30, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR

PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61503-S07536	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain

8. Approval of a portfolio management agreement between the Trust, on behalf of The Commodity Returns Strategy Portfolio, and Cadence.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

M61504-S07536

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE COMMODITY RETURNS STRATEGY PORTFOLIO

OF

HC CAPITAL TRUST

SEPTEMBER 30, 2013

The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, September 30, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR

PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61505-S07536	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain

9. Approval of two portfolio management agreements between the Trust, on behalf of The Inter national Equity Portfolio, and Cadence.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

M61506-S07536

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE INTERNATIONAL EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

SEPTEMBER 30, 2013

The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, September 30, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR

PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61507-S07536	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain

10. Approval of two portfolio management agreements between the Trust, on behalf of The Institutional International Equity Portfolio, and Cadence.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

M61508-S07536

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

OF

HC CAPITAL TRUST

SEPTEMBER 30, 2013

The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, September 30, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR

PROXY CARD IN THE ENCLOSED ENVELOPE TODAY

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61509-S07536	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain

11. Approval of a portfolio management agreement between the Trust, on behalf of The Emerging Markets Portfolio, and Cadence.	☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Joint Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at

www.proxyvote.com

M61510-S07536

JOINT SPECIAL MEETING OF SHAREHOLDERS

OF

THE EMERGING MARKETS PORTFOLIO

OF

HC CAPITAL TRUST

SEPTEMBER 30, 2013

The undersigned appoints Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Joint Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Monday, September 30, 2013 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Joint Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.